UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
April 26, 2022

MultiPlan Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 Fifth Avenue
New York, New York 10003
(212) 780-2000
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Shares of Class A Common Stock, $0.0001 par value per share	MPLN	New York Stock Exchange
Warrants	MPLN.W	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
(a)On April 26, 2022, MultiPlan Corporation (the "Company") held its 2022 Annual Meeting of Stockholders. At the meeting, the Company's stockholders voted on the following proposals:
1.Election of the four Class II directors named in the proxy statement to the Company's Board of Directors
2.Ratification of PriceWaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2022
3.Advisory vote to approve the compensation of the Company’s named executive officers
(b)Each of the Class II nominees to the Board of Directors of the Company were elected at the meeting and both proposals 2 and 3 received the affirmative votes required for approval
The number of shares voted for, against and withheld, as well as the number of broker non-votes and abstentions, as the case may be, as to each proposal were as follows:
Proposal 1 – Election of the four Class II nominees named in the proxy statement to the Company’s Board of Directors

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE
Glenn R. August	388,894,120	45,900,005	10,555,613
Richard A. Clarke	405,414,166	29,379,959	10,555,613
Julie D. Klapstein	407,772,029	27,022,096	10,555,613
P. Hunter Philbrick	359,167,679	75,626,446	10,555,613
Proposal 2 – Ratification of PriceWaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2022

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
445,207,173	52,050	90,515	—
Proposal 3 – Advisory vote to approve the compensation of the Company’s named executive officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
423,488,303	11,136,301	169,521	10,555,613

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    April 28, 2022

                                MultiPlan Corporation

                                By:     /s/ James M. Head
                                Name:    James M. Head
                                Title:    Executive Vice President and Chief Financial
Officer